February 20, 2018

DBX ETF TRUST

Xtrackers Japan JPX-Nikkei 400 Equity ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus dated October 2, 2017

Effective February 20, 2018, DBX Advisors LLC (the “Adviser”) has approved a fee waiver arrangement for the Fund. Accordingly, effective immediately, the Summary Prospectus and Statutory Prospectus for the Fund will be revised as follows:

The following table replaces the “Annual Fund Operating Expenses” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Xtrackers Japan JPX-Nikkei 400 Equity ETF—Fees and Expenses—Annual Fund Operating Expenses:”

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.15	*
Other Expenses	None
Total Annual Fund Operating Expenses	0.15
Fee Waiver and/or Expense Reimbursement*	(0.06)
Total Annual Fund Operating Expenses After Fee Waiver	0.09

*   Effective October 27, 2017, the Fund’s management fee was reduced from 0.40% to 0.15% of the Fund’s average daily net assets.

** The Adviser has contractually agreed, until February 20, 2019, to waive a portion of its management fees to the extent necessary to prevent the operating expenses of the Fund from exceeding 0.09% of the Fund’s average daily net assets. This agreement may only be terminated by the Fund’s Board (and may not be terminated by the Adviser) prior to that time.

The following table replaces the “Example” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Xtrackers Japan JPX-Nikkei 400 Equity ETF—Fees and Expenses—Example:”

1 Year	3 Years	5 Years	10 Years
$9	$42	$79	$186

Please retain this supplement for future reference.